SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	March 26, 2003

DeVRY INC. (Exact name of registrant as specified in its charter)

DELAWARE	012751	36-3150143

(State or other jurisdiction of incorporation	(Commission File Number)	(IRS Employer Identification No.)

ONE TOWER LANE, OAKBROOK TERRACE, IL	60181

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(630) 571-7700

Total number of pages: 52

DEVRY INC. FORM 8-K INDEX

Page No.

Item 9 — Regulation FD Disclosure	3

Signatures	4

Information Presented March 26, 2003	5-52

Item 9 — Regulation FD Disclosure

On March 26, 2003, DeVry Inc. presented the revised information on pages 5 - 52 with respect to its announced signing of a definitive agreement to acquire Ross University.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DEVRY INC.
(REGISTRANT)

Date: March 26, 2003

/s/ Dennis J. Keller
Dennis J. Keller Chairman

Date: March 26, 2003

/s/ Norman M. Levine
Norman M. Levine Senior Vice President and Chief Financial Officer

acquisition of

Expanding High-quality, Career-Oriented Higher Education into the Medicine and Health Sciences Sector

Forward-Looking Statement

Certain information contained in this release may constitute forward-looking statements pursuant to the safe harbor provision of the Private Securities Litigation Reform Act of 1995. These statements are based upon the Company’s current expectations and beliefs about future events, are inherently uncertain and may involve risks that could cause actual results to differ materially from the forward-looking statements. Potential risks and uncertainties include, but are not limited to, the acquisition of Ross University occurring with minimal disruption to its operations, dependence on student financial aid, state and provincial approval and licensing requirements, and the other factors detailed in the Company’s Securities and Exchange Commission filings, including those discussed under the heading “Risk Factors” in the Company’s Registration Statement on Form S-3
(No. 333-22457) filed with the SEC.

1

Transaction Summary

Financial Terms	•	$310 million purchase price
	•	Positive impact on margins and growth

	•	Immediately accretive to earnings

Financing	•	$300 million of committed senior financing

	•	Utilize some cash on hand

Legal/Accounting	•	All cash acquisition structured as stock purchase

	•	Subject to economic valuation, estimated intangible assets amortized through the income statement of approximately $7 million annually

Closing Conditions	•	Customary regulatory approvals and closing conditions

	•	Expected closing in fiscal fourth quarter

2

CONFIDENTIAL

Company Overview

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3

DeVry - Snapshot Overview

•	Leading provider of undergraduate and graduate education and professional exam review services

•	DeVry University/Keller Graduate School of Management
•	Becker Conviser Professional Review

•	LTM Revenues and EBITDA of $663 million and $136 million, respectively

•	First Six Months:

•	Revenues - $335 million
•	EPS - $0.49 per share
•	Cash flow - $95 million

•	52,000 students enrolled at DeVry/Keller (Fall Term)

•	Over 40,000 students utilizing Becker Conviser Services annually

4

DeVry - Snapshot Overview (continued)

•	Focused on preparing students for careers in technology, business and management
•	DeVry curricula focused on workplace-relevant education
- Designed to integrate general education, technology and business

•	Emphasis on high-quality education to a diverse and geographically dispersed student population
•	DeVry’s educational approach and structure reaches students who are underserved by other higher educational institutions, minorities and first generation college students in particular

5

DeVry - Snapshot Overview (continued)

•	Achieves consistent growth through simple strategy
•	Revenue growth through increasing enrollment and tuition
- Leading recruiting/advertising system
•	Geographic expansion
•	New programs
•	Expanding delivery channels (DeVry University Centers and Online)

6

DeVry Is a Leader in IT, Business and Professional Certification Exam Prep

DeVry University
45,300 students (Fall 2002)
Key programs:
•	Business Administration with concentrations in:
- Accounting
- E-Commerce
- Business Information Systems
- Health Services Management
- Human Resource Management
- Operations Management
- Project Management
- Small Business Management and Entrepreneurship
•	Computer Engineering Technology
•	Computer Information Systems
•	Electronics Engineering Technology
•	Information Technology
•	Technical Management
•	Telecommunications Management

Keller Graduate School of Management
10,760 coursetakers (Fall 2002)
Key programs:
•	Business Administration
•	Accounting & Financial Management
•	Human Resource Management
•	Information Systems Management
•	Project Management
•	Public Administration
•	Telecommunications Management
•	Business Information Systems
•	E-Commerce
•	Operations Management
•	Project Management
•	Health Services Management
•	Small Business Management and Entrepreneurship

40,000 students annually
Key programs:
•	CPA
•	CMA
•	CFA

7

DeVry Is Proactively Addressing Recent Business Challenges

Current Challenges

•	Concentration of curriculum

•	Significant IT / Technology base

•	Current lower-growth environment

•	Dependency on technology employers

•	Improve capital efficiency

8

DeVry Is Proactively Addressing Recent Business Challenges

Current Challenges		New Initiatives
•	Concentration of curriculum	•	Diversify curriculum
	• Significant IT/Technology base		•	New undergraduate programs
			•	Business and management offering growing rapidly
			•	Becker Conviser Professional Review
•	Current lower-growth environment	•	Access higher-growth markets
	• Dependency on technology employers		•	Continued commitment to core principles
			•	Increased focus on business and management
			•	Expanding number of online programs
•	Improve capital efficiency	•	Program length and facilities utilization
		•	DeVry University Centers
			•	Closer to audience
			•	Adult focus
			•	Lower capex

9

Ross University Complements All DeVry Initiatives

DeVry Initiatives		Ross University
•	Diversify curriculum	•	New curricula focus through established market leader

•	Access higher-growth markets	•	High-growth medicine and health sciences market

•	Improve capital efficiency and operating flexibility	•	High capital efficiency
		•	Extended program length
		•	Sector maintains high per student pricing

10

DeVry Is Well-Positioned for Future Growth

•	Strong industry fundamentals
•	Technology, Business and Health Sciences markets
•	Traditional student and adult learner markets
•	Professional certification preparation
•	Online delivery currently in strong growth phase

•	High-quality, established brand names
•	Recognized leadership of DeVry University brand
•	Recognized leadership by Ross in U.S.-style medical and veterinary education
•	Premier professional certification in Becker Conviser brand

11

DeVry Is Well-Positioned for Future Growth

•	Efficient business model and strong, proven management team
•	Focus on career-oriented student profile
•	Broad geographic coverage and efficient delivery models

•	Compelling financial model
•	Consistent growth and attractive financial profile
•	Significant free cash flow with high capital efficiency
•	Enhanced visibility and predictability
•	Modest leverage pro forma for acquisition

12

Overview of Ross University

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13

Key Highlights - Ross University

•	Leading player in the proprietary post-secondary education industry
•	One of the largest medical and veterinary schools in the world
•	Founded 1978 - 25th anniversary in 2003

•	Superior education and excellent graduate employment record
•	Unmatched network of U.S. clinical rotations
•	Over 4,500 practicing U.S. alumni

14

Key Highlights - Ross University

•	Favorable market dynamics
•	U.S. medical schools fill only 2/3 of available residencies
•	5% - 10% annual tuition increases at U.S. medical schools

•	Long track record of consistent growth
•	Capacity to increase enrollments significantly

•	Excellent free cash flow and strong margins
•	2002 EBITDA margin exceeded 40%

15

Ross University: A Leader in Medical and Health Sciences Education

Ross offers medical and veterinary education comparable to U.S. institutions

Key Facts
Student Population	+/- 95% from U.S.

Admissions	Faculty assessment of multiple factors

Facilities	Classrooms and laboratories

Curriculum	U.S.-Model

Faculty	U.S.-Trained PhD, MD and DVM

Student Financing	Title IV eligible

Accreditation	Recognized by DOE

Clinical Rotations	U.S. teaching hospitals and universities

Outcomes	Comparable USMLEpass rates andresidency placement rates to U.S. medicalschools

[GRAPHIC OMITTED]

16

Ross Is Uniquely Positioned for Continued Leadership

Ross enjoys significant competitive advantages in medical and veterinary education market opportunities

Unique Ross Advantages
Location	Caribbean basic science campuses

Culture	Uniquely diverse cultural experience

Organization	For-profit business

Mission	Teaching only (no research mission)

Entering Classes	Three per year (Jan, May, September)

Faculty	Full-time faculty

Curriculum	Hands-on training

Matriculation	Accelerated and flexible

Clinical Rotations	Extensive network of outstanding teaching hospitals and veterinary schools

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17

Ross’ Key Competitive Advantages

Business Model

•	Established leadership position
•	Proven U.S.-model curriculum
•	Full-time faculty and support organization
•	Extensive clinical rotation network
•	Large, successful alumni network
•	Capital efficient business model
•	Negative working capital
•	Moderate capex requirements

18

Ross’ Key Competitive Advantages

Legal / Regulatory Environment
•	Title IV eligibility
• One of three U.S.-model offshore schools with eligibility
•	DOE approval since 1983
•	Individual state licensing requirements fulfilled
•	Significant demand for clinical residencies

19

Medical and Veterinary Market Overview

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20

Medical Education Opportunities in the U.S. Are Constrained

Recurring Supply / Demand Imbalances

•	Recurring and serious deficiency in the supply of U.S. medical graduates
•	Increasing demand in U.S. for physicians
•	Virtually no growth in graduates from U.S. medical schools over last 20 years
•	- 32% of residencies filled by non-U.S. educated medical students

21

Medical Education Opportunities in the U.S. Are Constrained (continued)

U.S. Institutions Do Not Meet All Needs

•	Conflicting missions
•	Within universities (medical schools vs. other professional schools)
•	Within medical schools (research vs. clinical vs. teaching)

•	Resource constrained
•	State and institutional budget cuts; challenged endowment environment
•	Medical hospitals / research centers are often “cash drains” for universities

•	Institutional barriers
•	Zero enrollment growth policies

•	U.S. institution “price umbrella”
•	Similar to DeVry undergraduate price umbrella

22

Projected Physician Supply Shortfall

The U.S. has an increasing need for M.D.s

•	Growing, Aging Population
•	Population estimates have exceeded Graduate Medical Education National Advisory Committee estimates by 6% since 1981

•	Advent of New Illnesses

•	Accelerating M.D. Retirements

•	Increasing Number of Female M.D.s

•	Female physicians average 20% less work hours than male counterparts

•	Inadequate Supply of M.D.s to Serve Inner City Urban and Rural Areas

Source: Health Affairs, January/February 2002.

23

Medical School Admissions Have Remained Flat

Medical School Admissions 1981 - 2002 Applicants versus Acceptance

Source: Association of American Medical Colleges Data Warehouse.

24

U.S.-Model Medical Education - Market Dynamics

What Happens to U.S. Medical School Applicants?

Applications to U.S. Medical Schools	Unaccepted Pool	Do Not Attend or Foreign Medical School

Typically 35,000-45,000 20-year average: 39,455	23,000 57.5%	18,500 46.2%
Seek Alternative Education

Acceptance to U.S. Medical Schools	Osteopathic	Total 4,500 11.3%
~ 17,000 42.5%	2,500 6.3% U.S.-Modeled Offshore 2,000 5.0%

25

U.S. Medical Schools Fill Only 2/3 of Residencies

Residency Gap 1994 - 2002 Total Available Residencies versus U.S. Medical Education Filled Spots

2002 Residency Gap: 6,515 Physicians

Source: National Resident Matching Program.

Note: Does not include residents who (i) took a year off immediately after graduation or (ii) took a year of specialty training before beginning their residency.

26

U.S.-Model Schools Fill Only 15% of Residency Gap

2002 - Available U.S. Residencies

2002 - Unfilled U.S. Residency Spots

Source: The Journal of the American Medical Association.

27

Veterinary Education Dynamics Are Similarly Robust

Institutionally Controlled Supply of New Veterinarians

•	Access to veterinary education has become more difficult

•	From 1991 through 1999, the number of veterinary school applicants increased over 55%

- Relatively little expansion in veterinary school seats

- Acceptance rate has dropped from 51% to 32%

U.S. Institutions Do Not Meet All Needs

•	Conflicting missions

•	Within universities (veterinary schools vs. other schools)
•	Within veterinary schools (research vs. clinical vs. teaching)

•	Resource constrained

•	State and institutional budget cuts; challenged endowment environment
•	Veterinary clinics are “cash drains” for universities

•	Institutional barriers

•	Zero enrollment growth policies

28

Veterinary Education Dynamics are Similarly Robust

Veterinary School Admissions 1991 - 1999 Applicants versus Acceptance

4,296
4,709
4,957
5,428
6,634
6,424
6,630
6,783
6,695
49.0%
51.0%
53.0%
55.0%
66.0%
64.0%
66.0%
67.0%
68.0%
51.0%
49.0%
47.0%
45.0%
34.0%
36.0%
34.0%
33.0%
32.0%
3:1 ratio of applicants to seats
1991
1992
1993
1994
1995
1996
1997
1998
1999
Accepted Students
Denied Admission

Source: AAVMC U.S. Applicant Data.

29

Strategic Rationale

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30

Strategic Rationale

Diversification of revenue base to high-growth medical sciences sector
•	Medical sciences education represents attractive long-term market for DeVry

Enhanced revenue visibility
•	4+ year programs

Increased capital efficiency
•	Impressive per student tuition with competitive pricing

Expansion of leadership in career-oriented education
•	Strong brand and market leader in attractive career sector

31

Strategic Rationale (continued)

Growth platform
•	Related medical programs and degrees
•	Related medical technology programs and degrees
•	Test prep
•	Online
•	Continuing education for medical professionals

Strong management team
•	Limited integration risk

32

Diversification into High-Growth Medicine and Health Sciences Sector

LTM (12/31/02) Actual	Estimated Pro Forma

Revenues

DeVry University
93.9%
Keller Graduate School of Management
BECKER CONVISER
6.1%
DeVry University
85.9%
Keller Graduate School of Management
BECKER CONVISER
5.5%
ROSS
8.6%

EBITDA

DeVry University
90.6%
Keller Graduate School of Management
BECKER CONVISER
9.4%
DeVry University
76.5%
Keller Graduate School of Management
BECKER CONVISER
8.0%
ROSS
15.5%

Net Income

DeVry University
Keller Graduate School of Management
BECKER CONVISER
100.0%
DeVry University
Keller Graduate School of Management
BECKER CONVISER
91.8%
ROSS
8.2%(1)

(1)	Net income allocation assumes all write-up amortization and interest expense allocated to Ross.

33

Enhanced Revenue Visibility

•	4+ year comprehensive programs
•	Length of programs leads to strong revenue visibility
•	Reduced student acquisition costs

•	Measured tuition increases
•	Annual increases at U.S. institutions estimated at 5% - 10%
•	2003 Ross increase of 5% - 11%, depending on program

34

Increased Capital Efficiency

•	Significant capacity in place
•	Recent expansion to accommodate increasing enrollment

•	Negative working capital model self-funds growth
•	Collect tuition at beginning of semester
•	Positive impact on cash flow returns

•	Modest capital requirements
•	Favorable land/lease terms
•	Modest maintenance capex

•	Multinational characteristics of Ross University result in favorable tax rates
•	-16% effective tax rate

35

Expands Leadership in Career-Oriented Education

Market Position and Focus	DeVry		Keller		Becker		Ross
	•	Leader in undergraduate business and technology degrees	•	Largest for-profit provider of graduate management degrees	•	Leading provider of CPA, CMA and CFA preparatory programs	•	Largest provider of U.S.-style medical and veterinary education
•
Students(1)	•	45,300	•	10,760	•	40,000+		2,558

Revenues	$622.5 million				•	$40.1 million	•	$62.1 million

Degrees	•	BS	•	MBA	•	CFA, CPA, CMA preparation	•	M.D.
	•	BBA	•	Various Master’s degrees			•	D.V.M.
	•	BPS
	•	AAS

(1)	Students/coursetakers as of Fall 2002.

36

Multiple Opportunities for Growth

Market Position and Focus	DeVry University		Keller		Becker		Ross
	•	Leader in undergraduate business and technology degrees	•	Largest for-profit provider of graduate management degrees	•	Leading provider of CPA, CMA and CFA preparatory programs	•	Largest provider of U.S.-style medical and veterinary education

Degrees	•	BS, BBA, BPS, AAS	•	MBA and other Master’s degrees	•	CFA, CPA, CMA preparation		>M.D. >D.V.M

Growth Opportunities		>Biomedical Engineering Technology >Bio-informatics >Health Information Systems						Online
>Bolster existing Medical/hospital administration offering
>USMLE test prep >MCAT reviews
>Undergraduate medical >CME

37

International Platform for Growth

Milwaukee
Canada
Chicago
Merrillville
Toronto
Canada
Kansas
Denver
Cleveland
Columbus
New York
N. Brunswick
Canada
Calgary
Philadelphia
Colorado Springs
Washington, DC
San Francisco
Charlotte
Los Angeles
Atlanta
Phoenix
Orlando
San Diego
Bahamas
St. Louis
Caribbean
Dallas
St. Kitts (new)
Tampa
Houston
Dominica (new)
Guyana
Miami
Germany
Austria
Russia & CIS
Ukraine
Kazakhstan
Cyprus
Lebanon
Israel
Egypt
Jordan
Kuwait
Pakistan
Japan
South Korea
Hong Kong
India
Syria
UAE
Oman
Bahrain
Saudi Arabia
Sao Paulo
Graduate
Graduate/Undergraduate
DeVry Institute of Technology
DeVry College of Technology
DeVry Institute of Technology & Keller Graduate School of Management
Ross Medical School
Ross Veterinary School
Becker Conviser

38

Strong Management Team to Lead Integration

Name	Title	Experience

Dennis Keller	Chairman and Co-Chief Executive Officer	30 years
Ronald Taylor	President and Co-Chief Executive Officer	30 years
O. John Skubiak	Executive Vice President – DeVry University	25 years
Daniel Hamburger	Executive Vice President – DeVry University Online and Becker Conviser	1 year
Norman Levine	SVP and Chief Financial Officer	21 years
Marilynn Cason	SVP and General Counsel	14 years

Tim Foster	President and CEO, Ross University	2+ years
Nancy Perri, M.D.	Dean, Clinical Sciences	13 years
John St. James	Chief Financial Officer, Ross University	5 years

39

Strong Business Model and Focused Integration Plan

Stable Business		Focused Integration Initiatives

•	Strong stand-alone business	•	Integration team leaders identified

•	Proven track record of success	•	Functional integration plans articulated

•	Complementary strategic fit	•	Plan for marketing integration

•	Experienced management team	•	Focus on execution and accountability

40

Financial Summary

[GRAPHIC OMITTED]

41

Financial Combination Highlights

•	Accretive to DeVry EPS immediately

•	Fiscal 2004 expected impact of approximately $0.10

•	Improved growth profile and margins

•	Strong cash flow and rapid deleveraging

•	Significant upside potential through related growth opportunities

42

Ross Financial Highlights

Key Highlights 12/31/02

Students	2,500+

Revenue	$62 million

EBITDA	$25 million

Net Income	$18 million

Target Cost Structure

Revenue	100%

Gross Margin	53% - 56%

EBITDA Margin	36% - 39%

Net Income Margin	20% - 23%

43

Pro Forma Capitalization Remains Conservative

($ in millions)
	Actual 12/31/02	Pro Forma 12/31/02

Net Debt / (Cash)	($134.6)	$175.4

Shareholder’s Equity	$387.7	$387.7

LTM EBITDA	$136.2	$161.2

Net Debt/EBITDA	—	1.1	x

Net Debt/Capitalization	—	26.7%

Substantial DeVry and Ross Free Cash Flow Will Be Utilized to Reduce Debt in the Near-Term

44

DeVry Is Well-Positioned for Future Growth

•	Strong industry fundamentals
•	Technology, Business and Health Sciences markets
•	Traditional student and adult learner markets
•	Professional certification preparation
•	Online delivery currently in strong growth phase

•	High-quality, established brand names
•	Recognized leadership of DeVry University brand
•	Recognized leadership by Ross in U.S.-style medical and veterinary education
•	Premier professional certification in Becker Conviser brand

45

DeVry Is Well-Positioned for Future Growth

•	Efficient business model and strong, proven management team
•	Focus on career-oriented student profile
•	Broad geographic coverage and efficient campus model

•	Compelling financial model
•	Consistent growth and attractive financial profile
•	Significant free cash flow with high capital efficiency
•	Enhanced visibility and predictability
•	Modest leverage pro forma for acquisition

46